Exhibit 32.1

Section 1350 Certification

In connection with the Quarterly Report of Green EnviroTech Holdings Corp. (the “Company”) on Form 10-Q for the quarter September 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gary DeLaurentiis, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 3, 2016	By:	/s/ Gary DeLaurentiis
Gary DeLaurentiis
Chief Executive Officer (Principal Executive and Financial Officer)